UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☑ Definitive Information Statement

GREEN PLANET BIOENGINEERING CO. LTD.
(Name of Registrant as Specified in its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with Preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 (4) Date Filed:

GREEN PLANET BIOENGINEERING CO. LTD.
19950 West Country Club Drive, Suite 100
Aventura, FL 33180

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that on December 20, 2010, we received written notice from ONE Bio, Corp. (“ONE Bio”) that it elected to exercise the Option (the “Option”) granted to it pursuant to that certain Option Agreement dated April 14, 2010 (the “Option Agreement”) to acquire 100% of the stock of Elevated Throne Overseas Ltd. (“Elevated Throne”), our 100% owned BVI subsidiary.  Pursuant to the terms of the Option Agreement, in consideration for the exercise of the Option, ONE Bio agreed to (i) convert the $1,700,000 loan One Bio made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne, (ii) convert the $300,000 loan One Bio made to us on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne, (iii) cancel that certain Convertible Note Purchase Agreement between One Bio  and us dated on or about September 1, 2009, and (iv) cancel that certain 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from us to One Bio, Corp. (the foregoing transactions together with the exercise of the Option by One Bio are hereinafter referred to as the “Transaction”).  Prior to its exercise of the Option, ONE Bio was the owner of an aggregate of 18,508,733 shares of our common stock, which represents approximately 92% of our 20,006,402 issued and outstanding shares of common stock and is therefore our Controlling Stockholder.  Also on December 20, 2010, ONE Bio by a written majority stockholder consent in lieu of a special meeting of our stockholders in accordance with the Delaware General Corporation Law (“DGCL”) ratified and approved the Transaction.  Pursuant to the Option Agreement, the Transaction is automatically effective and deemed to occur as of the date of such stockholder approval.  The foregoing notwithstanding, the parties agreed, approved and ratified that the exercise of the Option and the Transaction were deemed approved retroactive to April 14, 2010.  We previously reported on Form 8-K filed with the Securities and Exchange Commission on April 19, 2010, the execution of the Option Agreement and the grant of the Option.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Holders of our Common Stock will not receive any payment or distribution with respect to their shares as a result of the exercise of the Option, the acquisition by ONE Bio of all of the equity of Elevated Throne or the conversion of the loans into equity of Elevated Throne (which represents substantially all our assets).

The accompanying Information Statement, which describes the above matters and the Transaction in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, the corporate action will not be effective until twenty (20) calendar days after the mailing of the definitive Information Statement to our stockholders.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the above described matters and the Transaction in detail.

Sincerely,

By:	/s/ Min Zhao
Min Zhao
Chief Executive Officer

This Information Statement is dated July 20, 2011 and is first being mailed to stockholders of record of Green Planet Bioengineering Co., Ltd. on July 20, 2011.

GREEN PLANET BIOENGINEERING CO., LTD
19950 West Country Club Drive, Suite 100
Aventura, FL 33180
________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
________________________

NO VOTE OR ACTION OF THE COMPANY'S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of Green Planet Bioengineering Co., Ltd. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Green Planet”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (“DGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the DGCL are afforded to our stockholders as a result of the matters and transaction described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on December 20, 2010 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding 20,006,402 shares of Common Stock, par value $0.001 per share (the “Common Stock”), such shares constituting all of our issued and outstanding Common Stock (and no shares of our Preferred Stock outstanding).

The DGCL permits the holders of a majority of the shares of the our outstanding Common Stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On December 20, 2010, ONE Bio Corp., being the holder of an aggregate of 18,508,733 shares of Common Stock (“ONE Bio” or the “Consenting Stockholder”), representing approximately 92% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein and thereby approved such matters.  No other consents and no other vote by, or proxies from, stockholders will be solicited.

TABLE OF CONTENTS

TABLE OF CONTENTS
(Continued)

SUMMARY TERM SHEET

To understand fully the terms of the Transaction, you should read this Information Statement completely.  The Option Agreement (the “Option Agreement”) dated as of April 14, 2010 (and the Option granted therein (the “Option”)), between our Company and ONE Bio constitutes the legal document that governs the Transaction (as we previously reported on Form 8-K filed with the Securities and Exchange Commission on April 19, 2010).  Please see “WHERE TO OBTAIN MORE INFORMATION” for information about how you may obtain a copy of the Option Agreement.

Background and reasons for the Tranasaction (see page 8)

At the time of ONE Bio’s exercise of the Option, we owned 100% of the stock of Elevated Throne Overseas Co., Ltd. (“Elevated Throne”), a British Virgin Islands company.  Elevated Throne owns 100% of the stock of Fujian Green Planet Bioengineering Co., Ltd. (“Fujian GP”) a wholly foreign-owned enterprise (“WFOE”) organized under the laws of the Peoples Republic of China (the “PRC” or “China”).  Fujian GP contractually controls Sanming Huajian Bio-Engineering Co., Ltd. (“Sanming”), a PRC operating company.  Also at that time, all of our business operations were operated by Fujian GP through its contractual control of the operations of Sanming.

Under PRC Laws, Elevated Throne was required to provide $2,000,000 of registered capital to Fujian GP to enable Fujian GP to maintain its contractual control of Sanming.  If Elevated Throne failed to fund the required registered capital of Fujian GP, Fujian GP would not be entitled to maintain contractual control of Sanming.

Elevated Throne and Fujian GP constituted substantially all of our assets and the operation of Sanming’s business constitutes substantially all of our business operations.  Also at that time, substantially all of the assets of Fujian GP (which consists of its contractual control of Sanming) had already been pledged as security for various loans including working capital loans relating to Fujian GP’s operation of the business of Sanming.  For those reasons, we were unable to obtain the financing needed to fund the registered capital of Fujian GP.

ONE Bio, our approximately 92% Controlling Stockholder, provided a $300,000 convertible loan (the “$300,000 Convertible Loan”) to us and a $1,700,000 convertible loan (the “$1,700,000 Convertible Loan”) to Elevated Throne which enabled us to fund the required registered capital of Fujian GP.  On April 14, 2010, we entered into an option agreement with ONE Bio (the “Option Agreement”) pursuant to which ONE Bio was granted an option (the “Option”) to convert both of the convertible loans into all of the equity of Elevated Throne.

Loans from ONE Bio (see page 8)

One Bio made loans as follows:

(i)	the $1,700,000 Convertible Loan which is convertible into a $1,700,000 equity investment Elevated Throne; and
(ii)	the $300,000 Convertible Loan which is convertible into shares of our common stock at a price of $0.50 per share

Material Terms of the Option Agreement and Consideration to be Received (see page 8)

Pursuant to the Option Agreement, ONE Bio has the Option to obtain 100% of the stock of Elevated Throne, for the total consideration as follows:

•	the conversion by ONE Bio of the $300,000 Convertible Loan made to us into a $300,000 equity investment in Elevated Throne;

•	the conversion by ONE Bio of the $1,700,000 Convertible Loan into a $1,700,000 equity investment in Elevated Throne; and

•	the cancellation of all of the agreements and ancillary documents evidencing the $1,700,000 Convertible Loan and the $300,000 Convertible Loan.

No additional consideration will be paid by ONE Bio and no distribution or payment will be made to our stockholders in connection with or as a result of the exercise of the Option and the consummation of the Transaction.

Approval of the Option Agreement by our Board of Directors; No Report, Opinion or Appraisal (see page 9)

Pursuant to the unanimous written consent of our Board of Directors dated April 14, 2010, our Board ratified and approved the terms of the Option Agreement including the grant of the Option, the $1,700,000 Convertible Loan and the $300,000 Convertible Loan.  Our Board considered a wide range of factors and the circumstances regarding the Transaction, our obligation to fund the registered capital of Fujian GP, consequences to us if we were not able to fund the registered capital of Fujian GP, our financial inability to repay the (“$300,000 Convertible Loan” or the (“$1,700,000 Convertible Loan”, including the following:

•	our only source of revenues is from the operations of Sanming, which we contractually control through our subsidiary Fujian GP;

•	all of the assets of Fujian GP had already been pledged to secure various loans including working capital loans relating to the operations of Sanming;

•
we had no unencumbered assets to pledge as security for a loan and therefore we had been unable to borrow or otherwise obtain the financing needed to fund the registered capital for Fujian GP required under PRC law;

•	Elevated Throne owned 100% of Fujian GP and had no assets other than its interest in Fujian GP;

•	we had no assets other than our ownership of Elevated Throne and Fujian GP;

•	we had no source other than ONE Bio from which we could obtain the financing we needed to fund the required registered capital of Fujian GP;

•	we disclosed in our Form 10-K for the year ended 2009, various risks factors including the risks if we are unable to obtain required financing and capital;

•	pursuant to the $1,700,000 Convertible Loan, ONE Bio already had the right to convert said loan into the equity of Elevated Throne; and

•	the Board recognized that through its approximately 92% ownership of our common stock, ONE Bio already effectively and indirectly owned approximately 92% of Elevated Throne.

The Board did not seek or obtain an independent fairness opinion appraisal or such a valuation from an independent third party (“Report”) in view of the high cost of obtaining such a Report, our limited resources to pay the costs of such a Report, and the length of time it would take to obtain such a Report.

We disclosed on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 19, 2010 that we had entered into the Option Agreement with ONE Bio and the terms of the Option Agreement.

ONE Bio’s Exercise of the Option (see page 10)

On December 20, 2010, ONE Bio notified us in writing that it elected to exercise the Option.

Possible Sale or Merger of the Corporate Shell (see page 11)

As contemplated by the Option Agreement, as a result of the Transaction, we would become a shell company.  We intend to continue to file the required reports with the SEC and to seek to sell or merge the shell company with an operating business.  In such event, it is possible that a benefit could result to our stockholders.  However, we cannot provide any assurances that we would be successful in the sale of the shell company or that our stockholders will benefit from such a transaction and stockholders must not assume any benefit would result to them or distribution would be made.

No Dissenters’ Rights (page 10)

The Company’s stockholders are not entitled to dissenters rights under Delaware law.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

The following questions and answers are presented for your convenience only and briefly address some questions you may have about the matters discussed herein and the Transaction. They may not contain all of the information that may be important to you. We urge you to read carefully the entire Information Statement.

Q:	Why am I receiving this Information Statement?

A:
This Information Statement describes the transactions relating to the acquisition of substantially all of our assets by our approximately 92% Controlling Stockholder, ONE Bio, pursuant to an Option granted to ONE Bio in consideration for its conversion and cancellation of the $300,000 Convertible Loan and the $1,700,000 Convertible Loan. We are providing this Information Statement to you pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, solely to inform you of, and provide you with information about the matters described herein and the Transaction.

Q:	Who is entitled to receive this Information Statement?

A:
Stockholders of record as of the close of business on December 20, 2010, are entitled to receive this Information Statement, which describes the Transaction that has been approved by the written consent of our majority stockholder.

Q:	Am I being asked to vote on the Transaction?

A:
No, we are not asking you to vote for approval of the Option Agreement, the exercise of the Option or the Transaction resulting such exercise, because your vote or written consent is not required for approval of any of such matters. The Option Agreement, the exercise of the Option and the Transaction have already been approved by the written consent of the holder of a majority of our outstanding shares of Common Stock.

Q:	Will there be a stockholder meeting to consider and approve the Transaction?

A:	No, a stockholder meeting will not be held to consider and approve the Option Agreement, the Option and the Transaction resulting from the exercise of the Option by ONE Bio.

Q:	Will any of the proceeds from the Transaction be distributed to me as a stockholder? Will there be a distribution to me upon the sale of the corporate shell?

A:
No.  Nothing will be distributed to any of our stockholders based on their equity holdings in our Company as a result of the Transaction (including the exercise of the Option).  As contemplated by the Option Agreement, as a result of the closing of the Transaction, we will become a shell company. We intend to then seek to sell or merge the shell company with an operating business.  In such event, it is possible that a benefit could result to our stockholders. However, we cannot provide any assurances that we would be successful in the sale or merger of the shell company or that our stockholders will benefit from such a transaction and stockholders must not assume any benefit would result to them or distribution would be made.

Q:	Are the exercise of the Option and the Transaction subject to the satisfaction of any conditions?

A:
No.  The Option Agreement contemplates that the Transaction (including the exercise of the Option) would effectively be approved on the date when ONE Bio approved the Transaction as our approximately 92% stockholder.

Q:	What should I do now?

A:	No action by you is required.

Q:	Who can help answer my questions?

A:
If you would like additional copies, without charge, of this Information Statement, or if you have questions about the matters described herein and the Transaction, then you should contact us as follows:

Green Planet Bioengineering Co., Ltd.
19950 West Country Club Drive, Suite 100
Aventura, FL 33180
(305) 328-8662
Attention: Min Zhao, CEO

EXERCISE OF THE OPTION AND ACQUISITION OF SUBSTANTIALLY ALL OF OUR ASSETS

BACKGROUND AND REASONS FOR THE OPTION AGREEMENT

Background and Reasons for the Option Agreement

We are a approximately 92% owned subsidiary of One Bio Corp. (“ONE Bio”).  At the time of ONE Bio’s exercise of the Option, we were the chemical and herbal extracts division of ONE Bio.  At at that time, we owned 100% of the stock of Elevated Throne Overseas Co., Ltd. (“Elevated Throne”), a British Virgin Islands company, which owns 100% of the stock of Fujian Green Planet Bioengineering Co., Ltd. (“Fujian GP”) a wholly foreign-owned enterprise (“WFOE”) organized under the laws of the Peoples Republic of China (the “PRC” or “China”).  Elevated Throne and Fujian GP constituted substantially all of our assets.  Fujian GP contractually controls Sanming Huajian Bio-Engineering Co., Ltd. (“Sanming”), a PRC operating company.  Although we are a Delaware corporation and headquartered in Aventura, Florida, all of our business operations had been conducted through Elevated Throne and its subsidiary Fujian GP and Fujian FP’s contractual control of the operations of Sanming.

Under PRC law, we were required to fund $2,000,000 of registered capital to Fujian GP to enable Fujian GP to maintain its contractual control of Sanming.  If we failed to fund the required registered capital of Fujian GP, we would not be able to maintain our contractual control of Sanming.  We did not have sufficient funds to fund the registered capital of Fujian GP at the time we were required to do so.  Also substantially all of the assets of Fujian GP had been pledged as security for various loans, including working capital loans, obtained in connection with Fujian GP’s operation of Sanming.

Loans from ONE Bio

Because all of the assets of Fujian GP had been pledged as security for various loans obtained in connection with Fujian GP’s operation of Sanming, we were unable to obtain financing to fund the registered capital of Fujian GP, except for financing from ONE Bio, our approximately 92% Controlling Stockholder.

On or about September 1, 2009, ONE Bio made a $300,000 loan (the “$300,000 Convertible Loan”) to us.  This loan provided for an option to convert the entire loan at the election of ONE Bio into shares of our common stock at a price of $0.50 per share, and interest to accrue  at the rate of 10% per annum commencing on September 1, 2009.  The principal loan amount and interest under the $300,000 Convertible Loan was payable as follows:  (i) in equal quarterly payments of Seventy-Five Thousand and no/100 Dollars (US$75,000) with the first of such payments on December 1, 2009; and (ii) the unpaid balance of the principal loan amount together with all accrued and unpaid interest thereon was due and payable on the earlier of (a) a funding (from a debt or equity raise) received by us in an amount equal to a minimum of 1.5 times the principal loan amount, or (b) three hundred sixty five days (365) days from September 1, 2009.

On or about January 19, 2010, ONE Bio made a $1,700,000 loan to Elevated Throne (the $1,700,000 Convertible Loan”).  This loan provided for an option to convert the entire loan into the equity of Elevated Throne at One Bio’s discretion.

The $300,000 Convertible Loan and the $1,700,000 Convertible Loan enabled us to fund the registered capital of Fujian GP and thereby maintain contractual control of Sanming.

Material terms of the Option Agreement and Consideration to be Received

We were not able to pay the amounts due to ONE Bio under the $300,000 Convertible Loan or the $1,700,000 Convertible Loan.

On April 14, 2010, we entered into an Option Agreement (the “Option Agreement”) with ONE Bio pursuant to which ONE Bio was granted an option (the “Option”) to acquire 100% of the stock of Elevated Throne.  To exercise the Option, ONE Bio was required to convert the $300,000 Convertible Loan and the $1,700,000 Convertible Loan into equity investments in Elevated Throne and to cancel the related loan documents.

Pursuant to the Option Agreement, in order for ONE Bio to exercise the Option, One Bio is required to:

(a) provide written notice to us of its election to exercise the Option;

(b) convert the $300,000 Convertible Loan into a $300,000 equity investment in Elevated Throne; and

(c) convert the $1,700,000 Convertible Loan into an $1,700,000 equity investment in Elevated Throne; and

(d) cancel the agreements and  ancillary loan documents evidencing said loans.

Pursuant to the Option Agreement, upon the exercise of the Option by ONE Bio, the Transaction is subject to the approval by our stockholders.  The Option Agreement also contemplated that the Transaction would be approved as of the date of such stockholder approval.  On April 14, 2010, ONE Bio as our Controlling Stockholder approved the exercise of the Option and the resulting Transaction by written majority stockholder consent pursuant to DGCL.

On December 20, 2010, ONE Bio notified us in writing that it elected to exercise the Option.  Also on December 20, 2010, pursuant to the Option Agreement, ONE Bio as our Controlling Stockholder, approved the exercise of the Option and the Transaction by written majority stockholder consent pursuant to DGCL.  Pursuant to the Option Agreement, we agreed to provide by means of this Information Statement notice to our stockholders regarding ONE Bio’s exercise of the Option.  Also pursuant to the Option Agreement, upon the exercise of the Option, without any further action by the parties, the following actions would automatically occur:

(a)(i) the $300,000 Convertible Loan would automatically be converted into a $300,000 equity investment in Elevated Throne, and (ii) the $1,700,000 Convertible Loan would automatically be converted into a $1,700,000 equity investment in Elevated Throne; and

(b) the agreement and all ancillary documents evidencing the $300,000 Convertible Loan and the $1,700,000 Convertible Loan would automatically be cancelled.

As contemplated by the Option Agreement, as a result of the foregoing actions, 100% of the issued and outstanding stock of Elevated Throne would be owned by ONE Bio, and we would have no further assets or business to operate and we would become a shell company.

Approval of the Transaction by our Board of Directors; No Report, Opinion or Appraisal

Pursuant to the unanimous written consent of our Board of Directors dated April 14, 2010, our Board ratified and approved the terms of the Option Agreement and the exercise of the Option and also the $300,000 Convertible Loan and the $1,700,000 Convertible Loan.

In determining whether to approve the Option Agreement and the grant of the Option, the Transaction resulting from the exercise of the Option and the loans from ONE Bio, our Board considered the circumstances regarding our obligation to fund the registered capital of Fujian GP, the consequences to us if we were not able to fund the registered capital of Fujian GP, and a wide range of related factors including the following:

•	our only source of revenues is through the operations of Sanming, which is contractually controlled through Fujian GP;

•	Elevated Throne owned 100% of Fujian GP and had no assets other than its interest in Fujian GP;

•	we had no assets other than our 100% ownership of Elevated Throne and its 100% ownership of Fujian GP;

•	all of the assets of Fujian GP had already been pledged to secure various loans including working capital loans relating to the operations of Sanming;

•
we had no unencumbered assets to pledge as security for a loan and therefore we were unable to borrow or otherwise obtain (other than form ONE Bio) the financing needed to fund the registered capital for Fujian GP required under PRC law;

•	we disclosed in our Form 10-K for the year ended 2009, various risks factors including the risks if we are unable to obtain required financing and capital;

•	our only source for the funding of the registered capital for Fujian GP was from ONE Bio;

•	pursuant to the $1,700,000 Convertible Loan, ONE Bio already had the right to convert said loan into the equity of Elevated Throne;

•	the Board recognized that through its approximately 92% ownership of our common stock, ONE Bio already effectively owned approximately 92% of Elevated Throne;

•
the Board recognized and considered its duty to our stockholders to act in the best interest of its stockholders and, in that regard, the Board recognized the need to balance the interests of our minority stockholders and the interests of  ONE Bio, our approximately 92% stockholder;

•	the Board recognized that if we did not obtain the financing from ONE Bio:

•	Fujian GP would no longer be able to maintain contractual control over the operations of Sanming;

•	we would thereby lose our only business operations and source of revenues;

•	we would thereby become a shell company or possibly be forced to dissolve;

•	in such event, the best value of our Company to our stockholders would relate to our status as being a clean shell company for potential sale; and

•
there is a risk that because of our unpaid obligations under PRC law to fund the Fujian GP registered capital and our unpaid obligations to ONE Bio, we would not be considered a “clean” shell, in which case our value and attractiveness as a shell company could be materially and adversely affected;

•
For the foregoing reasons, our Board concluded that it is prudent and in the best interest of all of our stockholders to take the steps reasonably necessary to enhance our value as a “clean” shell company;

▪
We were not prohibited from entering into (i) the $300,000 Convertible Loan that was convertible into shares of our common stock as a condition to ONE Bio’s making such loan or (ii) the $1,700,000 Convertible Loan that was convertible into shares of Elevated Throne’s common stock as a condition to ONE Bio’s making such loan;

▪	the $300,000 Convertible Loan and the $1,700,000 Convertible Loan enabled us to fund the required registered capital for Fujian GP;

▪
There is no assurance that ONE Bio would elect to convert its $1,700,000 loan into equity of Elevated Throne or to convert the $300,000 loan into shares of our common stock in which case Elevated Throne would be obligated to repay that $1,700,000 Convertible Loan and we would be obligated to repay the $300,000 Convertible Loan;

▪	We were not able to pay the amounts due to ONE Bio under the $300,000 Convertible Loan or the $1,700,000 Convertible Loan;

▪
Our Board did not seek or obtain an independent fairness opinion, appraisal or valuation from an independent third party  (“Report”) in view of the high cost of obtaining such a Report, our limited resources to pay the costs for such a Report, and the length of time it would take to obtain such a Report; and

▪
Although our stockholders would receive no distribution in connection with the Transaction (including the exercise of the Option), as a result of the Transaction, we would become a shell company which if sold or merged with an operating business could have value to our stockholders.  The foregoing notwithstanding, we cannot provide any assurances that we will be able to sell the shell company or merge the shell company with an operating business or that if we were able to effect such a transaction, that our stockholders will receive any benefit from such a transaction.

ONE Bio’s Exercise of the Option.

On December 20, 2010, ONE Bio notified us in writing that it elected to exercise the Option.  Pursuant to the Option Agreement, upon the exercise of the Option, the exercise of the Option and the Transaction resulting from such exercise are subject to the approval of our stockholders.  Also pursuant to the Option Agreement the parties agreed that the Transaction will automatically be effective and occur as of the date of the approval of the Transaction by the Company’s stockholders.  On December 20, 2010, ONE Bio. (as the owner of approximately 92% of our issued and outstanding common stock) approved the transaction by written majority stockholder consent.  The foregoing notwithstanding, the parties agreed, approved and ratified that the exercise of the Option and the Transaction were deemed approved  retroactive to April 14, 2010.

As contemplated by the Option Agreement, as a result of the Transaction, all of the issued and outstanding shares of capital stock of Elevated Throne, which constitutes substantially all of our assets, would be owned by ONE Bio (and Elevated Throne would be a 100% owned subsidiary of ONE Bio) and we would become a shell company.

Description of Our Company prior to the exercise of the Option by ONE Bio.

Prior to ONE Bio’s exercise of the Option, we were, through our contractual control of Sanming,  a research & development company with a focus on improving human health through the development, manufacture and commercialization of bio-ecological products and over-the-counter products utilizing extractions from tobacco leaves and a variety of other plants.  We were the chemical and herbal extracts division of ONE Bio.  Although we are a Delaware corporation and headquartered in Aventura, Florida, all of our business operations are conducted in China through Elevated Throne and its subsidiary Fujian GP and Fujian FP’s contractual control of the operations of Sanming.  Sanming produces chemical and herbal extracts for use in a wide range of health and wellness products. Utilizing green technology and proprietary processes, Sanming extracts health supplements and fertilizers from discarded tobacco leaves and a variety of other plants. Sanming’s chemical extraction process extracts high purity Solanesol (98%) from discarded tobacco leaves which can be further extracted to produce Coenzyme Q10 (“CoQ10”).  Solanesol is the starting material or so-called “intermediate” for certain biochemicals including CoQ10 and Vitamin K.  It is used by scientists for research on the effects of these biochemicals and by companies for the production of CoQ10 and Vitamin K. CoQ10 is sold as a stand-alone dietary supplement and as an ingredient in food and beverage products as well as skin care lotions.  These products are distributed by independent distributors in China, Japan and other Asia-Pacific countries.

NO DISSENTERS’ RIGHTS

Stockholders of our Company are not entitled to appraisal or dissenters’ rights or to receive an agreed or judicially appraised value for their shares under Delaware law or our Company’s Certificate of Incorporation or Bylaws.

One Bio, our Controlling Stockholder has consented to, ratified and approved the Transaction.  Our Board of Directors unanimously approved the Option Agreement effective as of April 14, 2010.

Holders of our Common Stock will not receive any payment or distribution with respect to their shares pursuant to the exercise of the Option, the conversion of the loans into equity of Elevated Throne or the acquisition by ONE Bio of all of the equity of Elevated Throne which represents substantially all our assets.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement and as disclosed below, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.
any of our directors or officers, except for Min Zhao, our Chief Executive Officer and director who is also President of China Operations, a director and an 8% stockholder of ONE Bio and Sanyan Ou, our VP of Sales and Marketing, director and stockholder who is also a stockholder of ONE Bio and the wife of Min Zhao;

2.	any proposed nominee for election as a director; and
3.	any associate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

THE POSSIBLE SALE OR MERGER OF THE CORPORATE SHELL

As contemplated by the Option Agreement, as a result of the Transaction, One Bio would own all of the stock of Elevated Throne and we would become a shell company with virtually no assets and no business to operate.  Neither our Board of Directors nor ONE Bio has taken any action as would be required under Delaware law to dissolve our Company.  Notwithstanding the Transaction, we have certain continuing obligations which entail accounting and legal expenses, including the obligation to file periodic reports with the SEC until such obligation is suspended or terminated.  At the present time, our Board of Directors and ONE Bio intend to have us continue to timely file all required reports with the SEC and to maintain our Company as a public company.

As contemplated by the Option Agreement, as a result of the Transaction, we would become a SEC reporting shell company.  In light of our being a SEC reporting shell company, our management and Board of Directors with the consent of ONE Bio, may determine to sell our shell or seek to identify a business entity which would reverse merge into our shell company.  In the view of our management and Board of Directors, the following tests would principally be applied in evaluating any offer received by our Company:

●	The current financial condition of the business entity, including its net worth, its cash flow and its current profitability, measured by return on sales and return on investment;

●	The business entity’s financial performance over the past several years, its history of profitability and its future prospects for sustainable profits;

●	The nature of the business entity and its operations;

●
The reasonable expectation for a merger of the two companies to enhance the short- and long-term financial returns for our Company’s stockholders and the availability of the business entity to effect a reverse merger expeditiously; and

●	The quality and merit of the business entity’s management and of its financial advisers.

Should a sale or merger of our Company as a shell company be determined to be economically viable, such transaction would most likely be accomplished by a reverse merger of an operating company into our Company.  Our stockholders would retain their stock in our Company but be diluted by the issuance of additional shares of our Company to the stockholders of the merged operating company.  In any event, such a reverse merger could result in a benefit to our stockholders.  It is also possible that a sale of the shell could be accomplished so that the Company would receive some form of consideration directly from another party.  In that event, after payment of our Company’s expenses, including expenses incurred in such transaction there is a possibility that the Company’s stockholders could receive a distribution.

To date there have been no discussions between our Company, our management or members of our Board of Directors, with any third party concerning any proposal to sell the corporate shell company after the closing the Transaction and no business entity has been identified as a possible candidate for a reverse merger.  Accordingly, we can provide no assurances that we will be successful in the sale or merger of the shell and stockholders must not assume any benefit would result to them or distribution would be made should such a transaction be consummated.

REGULATORY AND STOCKHOLDER APPROVALS REQUIRED
 IN CONNECTION WITH THE MATTERS DISCUSSED HEREIN AND THE TRANSACTION

No federal or state regulatory approvals or consents are required in order to close the Transaction. Because the written consent of the holder of more than 50% of the issued and outstanding Common Stock of our Company has been obtained, the stockholder voting requirement of the DGCL and our Certificate of Incorporation and Bylaws has been satisfied. We are not asking for a proxy and you are not requested to send one.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding Common Stock as of December 20, 2010, by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

•	each of the Company's named executive officers;

•	each of the Company's directors; and

•	all of the Company's executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Green Planet Bioengineering Co., Ltd., 19950 West Country Club Drive, Suite 100, Aventura, FL 33180.  Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of the Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options or convertible securities held by such persons that are exercisable within 60 days of December 20, 2010, but excludes shares of Common Stock underlying options or other convertible securities held by any other person. The number of shares of Common Stock outstanding as of December 31, 2010, was 20,006,402.  Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)

ONE Bio, Corp(1)	18,508,733	92.5%

Min Zhao(2)(3)	-0-	--

Min Yan Zheng(2)	-0-	--

Jian Min Chen (4)	50,000	*

Jianrong Chen(4)	-0-	--

Sanyan Ou(2)(5)	150,000	*

All Directors and Executive Officers as a group (5 persons)	200,000		1%
______________________________
* Less than one percent

(1)	Address for One Bio, Corp. is 19950 West Country Club Drive, Suite 100, Aventura, FL 33180.

(2)	The address is No. 126 Mingdu Building, Gongye road, Sanming City, Fujian, China.

(3)	Min Zhao is Chief Executive Officer and a Director of Green Planet and is also President, China Operations, a Director and a stockholder of ONE Bio.

(4)	Director

(5)
Sanyan Ou is Vice President of Sales & Marketing, a Director and stockholder of Green Planet and is also Vice President of Business Development, China and a stockholder of One Bio and she is the wife of Min Zhao.

None of our directors, officers of 5% (or greater) beneficial owners will receive any distributions as a result of the Transaction.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as “anticipates,” “intends,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

Under the DGCL, the holders of a majority of the voting power of the Company must approve the Transaction in order for it to be effective and on December 20, 2010, ONE Bio as the holder of approximately 92% of the voting power of the Company executed a written consent in lieu of a special meeting of stockholders ratifying and approving the Transaction.

STOCKHOLDERS' RIGHTS
The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 228 of the DGCL, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISTRIBUTION OF INFORMATION STATEMENT

We will pay the costs of distributing this Information Statement. The distribution will be made by mail.

FINANCIAL INFORMATION

SELECTED ITEMS FROM THE ANNUAL REPORT FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010

Management’s Discussion and Analysis of Financial Condition and Results

Overview

As described in the Form 10-K of December 31, 2010, as a result of ONE Bio, Corp owning 100% of Elevated Throne and its subsidiaries, which constitutes essentially all former operations of the Company, Green Planet will continue to remain a subsidiary of ONE and operate as a public reorganized corporation with the business purpose to acquire or merge with an existing business operation.

Liquidity and Capital Resources

The Company’s working capital and long-term funding primarily comes from operating cash flow and loans, while our financial resources are used in capital expenditures, operating activities and repayment of loans. Net cash flow provided by operating activities amounted to $921,000 for 2010 compared to $4.1 million for 2009. The decrease in cash inflow compared to 2009 is mainly as a result of the Company reporting only one quarter of net income from discontinued operations of $0.9 million through its wholly owned subsidiaries under Elevated Throne as compared to a full year of $4.4 million in fiscal 2009.

Going forward, the Company will continue to source adequate funding from future investors to execute business opportunities when they arise in the future. However, such funding and business opportunities will rely entirely on the prevailing circumstances when the funding or profitable business opportunities are identified. If such opportunities are not identified in the near term, the Company will experience delay in effecting its business plans.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and board of directors
Green Planet Bioengineering Co., Ltd.

We have audited the accompanying consolidated balance sheet of Green Planet Bioengineering Co., Ltd. (hereinafter referred to as “the Company”) as of December 31, 2010 and 2009, and the related statements of income and comprehensive income, shareholders’ equity (deficit) and cash flows for years ended December 31, 2010 and 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Planet Bioengineering Co., Ltd. as of December 31, 2010 and 2009, and the results of their operations and their cash flows for the years ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States.

These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has operating and liquidity concerns. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of these uncertainties.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida
 April 14, 2011

200 South Park Road, SUITE 150 ● HOLLYWOOD, FLORIDA 33021 ● TELEPHONE (954) 922-5885 ● FAX (954) 922-5957
MEMBER – AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ● FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
PRIVATE COMPANIES PRACTICE SECTION OF THE AICPA ●REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD OF THE SEC

Green Planet Bioengineering Co., Ltd.
Consolidated Balance Sheets
(Stated in US dollars)

	As of December 31,
	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$668	$668
Prepaid expense and other receivables	4,417	4,507
Amount due from a related party	-	300,000

Total current assets	5,085	305,175
Available for sale securities	-	5,000,000
Assets held for resale	-	22,841,130

TOTAL ASSETS	$5,085	$28,146,305

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$88,500	$69,243
Other payables and accrued liabilities	2,723	-
Amount due to a related party	69,170	-
Convertible loan payable	-	190,000

Total current liabilities	160,393	259,243
Liabilities associated with assets held for resale	-	4,063,882

TOTAL LIABILITIES	160,393	4,323,125

SHAREHOLDERS’ EQUITY
Preferred stock : par value of $0.001 per share,
Authorized: 10,000,000 shares in 2010 and 2009,
Issued and outstanding : None in 2010, and 5,101 in 2009	-	5
Common stock : par value $0.001 per share
Authorized : 250,000,000 shares in 2010 and 2009
Issued and outstanding : 20,006,402 shares
in 2010 and 2009	20,006	20,006
Additional paid-in capital	431,025	10,293,896
Statutory reserve	-	1,305,895
Accumulated other comprehensive income	-	1,458,976
Retained earnings	(606,339)	10,744,402

TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	(155,308)	23,823,180

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,085	$28,146,305

Green Planet Bioengineering Co., Ltd.
Consolidated Statements of Income and Comprehensive Income
(Stated in US dollars)

	Year ended December 31,
	2010	2009

Sales revenue	$-	$-
Cost of sales	-	-

Gross profit	-	-

Administrative expenses	73,740	69,273
Finance costs	58,750	55,000
Loss on reorganization of subsidiaries	14,142	-

	146,632	124,273
Loss from continuing operations
before income taxes	(146,632)	(124,273)

Income taxes	-	-
Loss from continuing operations
after income taxes	(146,632)	(124,273)
Income from discontinued operations	949,195	4,442,672

Net income	802,563	4,318,399
Dividends	(12,153,213)	-

(Loss) income attributable to common stock	$(11,350,650)	$4,318,399

STATEMENT OF COMPREHENSIVE INCOME

Net (loss) income attributable to common stock	$(11,350,650)	$4,318,399
Other comprehensive income
Unrealized foreign currency gain (loss)	618	(17,183)

Total comprehensive (loss) income	$(11,350,032)	$4,301,216

Earnings per share based on net (loss) income
attributable to common stock
- Basic	$(0.57)	$0.27

- Diluted	NA	$0.25

Weighted average number of shares outstanding :
- Basic	20,006,402	16,239,234

- Diluted	20,159,001	17,289,953

Green Planet Bioengineering Co., Ltd.
Consolidated Statements of Changes in Shareholders’ Equity
(Stated in US dollars)

							Accumulated
	Common stock		Preferred stock		Additional		other
	Number		Number		paid-in	Statutory	comprehensive	Retained
	of shares	Amount	of shares	Amount	capital	reserve	income	earnings	Total

Balance, January 1, 2008	14,141,667	$14,142			$4,118,926	$481,912	$728,816	$3,899,687	$9,243,483

Issue of capital by Sanming Huajian					625,290				625,290
Recapitalization	90,000	90			49,910				50,000
Issue of common stock for cash	140,000	140			139,860				140,000
Issue of common stock for									-
services rendered	50,000	50			12,450				12,500
Issue of warrants for services									-
rendered					169,739				169,739
Net income								3,350,299	3,350,299
Foreign currency translation							747,343		747,343
Appropriation to statutory reserve						366,638		(366,638)	-

Balance, December 31, 2008	14,421,667	14,422	-	-	5,116,175	848,550	1,476,159	6,883,348	14,338,654

Issuance of preferred stock			5,101	5	4,999,995				5,000,000
Issuance of convertible loan					165,000				165,000
Issue of common stock for
services rendered	404,000	404			12,726				13,130
Issue of warrants for services
rendered	5,180,735	5,180							5,180
Net income								4,318,399	4,318,399
Foreign currency translation							(17,183)		(17,183)
Appropriation to statutory reserve						457,345		(457,345)

Balance, December 31, 2009	20,006,402	$20,006	5,101	$5	$10,293,896	$1,305,895	$1,458,976	$10,744,402	$23,823,180

Cancellation of preferred stock			(5,101)	(5)	(4,999,995)			(91)	(5,000,091)
Net income								802,563	802,563
Convertible loan discount reduction					(68,750)				(68,750)
Discontinued operations					(4,794,126)	(1,305,895)	(1,458,976)	(12,153,213)	(19,712,210)

Balance, December 31, 2010	20,006,402	$20,006	-	$-	$431,025	$-	$-	$(606,339)	$(155,308)

Green Planet Bioengineering Co., Ltd.
Consolidated Statements of Cash Flows
(Stated in US dollars)

	Year ended December 31,
	2010	2009
Cash flows from operating activities
Net loss from continuing operations	$(146,632)	$(124,273)
Net income from discontinued operations	949,195	4,442,672
Adjustments to reconcile net income to net
cash provided by operating activities :
Stock-based compensation	-	13,130
Convertible loan discount	41,250	55,000
Loss on reorganization of subsidiaries	(14,142)	-
Changes in operating assets and liabilities :
Other receivables	-	(4,507)
Trade payables	-	56,138
Other payables and accrued liabilities	21,980	-
Amount due to (from) a related party	69,170	(300,000)

Net cash flows provided by operating activities	920,821	4,138,160

Cash flows from investing activities

Net cash flows used in investing activities	-	-

Cash flows from financing activities
Issue of common stock	-	5,180
Convertible loan from a major shareholder	-	300,000
Conversion of convertible loan	(300,000)	-

Net cash flows (used in) provided by financing activities	(300,000)	305,180

Discontinued operations
Operating cashflows	(1,411,928)	(842,079)
Investing cashflows	-	(5,188,047)
Financing cashflows	-	1,713,861

Net cash flows used by discontinuing operations	(1,411,928)	(4,316,265)

Effects of foreign currency translation	-	(868)

Net (decrease) increase in cash and cash equivalents	(791,107)	126,207
Cash and cash equivalents - beginning of year	791,775	665,568

Cash and cash equivalents - end of year	$668	$791,775

Supplemental disclosures for cash flow information:
Continuing operations
Cash paid for interest	$58,750	$55,000
Discontinued operations
Cash paid for interest	$34,578	$74,230
Cash paid for Income taxes	$588,803	$1,493,555

Non-cash transaction:
Continuing operations
Dividends	$(12,153,213)	$-
Issue of preferred stock	$-	$5,000,000
Operating cashflows	$12,153,213	$-
Acquisition of available-for-sale securities	$-	$5,000,000
Discontinued operations
Transfer of land use right to prepayment for operating lease	$-	$5,834,519

Green Planet Bioengineering Co., Ltd.
Notes to Consolidated Financial Statements
(Stated in US dollars)

1.
General information

Green Planet Bioengineering Co., Ltd, (the “Company”), formerly known as Mondo Acquisition II, Inc, was incorporated in the State of Delaware on October 30, 2006.

On October 24, 2008, the Company entered into an agreement with the shareholders of Elevated Throne Overseas Ltd. (“Elevated Throne”) to acquire their issued and outstanding common stocks in Elevated Throne by issuing 14,141,667 shares of its common stock. The acquisition, which was consummated on the same day, constituted a reverse takeover transaction (“RTO”) and thereafter Elevated Throne became a wholly-owned subsidiary of the Company.

Elevated Throne was incorporated in the British Virgin Islands (the “BVI”) on May 8, 2008 as a limited liability company with registered share capital of $50,000, divided into 50,000 common shares of $1 par value each. Elevated Throne formed Fujian Green Planet Bioengineering Co., Ltd. (“Fujian Green Planet”) as a wholly foreign-owned enterprise under the laws of the People’s Republic of China (the “PRC”) on July 25, 2008. Fujian Green Planet has a registered capital of $2,000,000. Pursuant to Fujian Green Planet’s articles of association, Elevated Throne is required to contribute $300,000 to Fujian Green Planet as capital (representing 15% of Fujian Green Planet’s registered capital) before October 17, 2008. The Company has applied for an extension of the contribution period to December 31, 2009 with the relevant government bureau and contributed $300,000 to Fujian Green Planet on September 7, 2009 to satisfy the initial license payment requirement. The Company has on February 19, 2010, paid $1,700,000 and fully satisfied the business license requirement.

PRC law places certain restrictions on roundtrip investments through the acquisition of a PRC entity by PRC residents.  To comply with these restrictions, in conjunction with the RTO, the Company, via Fujian Green Planet, entered into and consummated certain contractual arrangements with Sanming Huajian Bio-Engineering Co., Ltd (“Sanming Huajian”) and their respective stockholders pursuant to which the Company provides Sanming Huajian with technology consulting and management services and appoints its senior executives and approves all matters requiring shareholders’ approval.  As a result of these contractual arrangements, which obligates Fujian Green Planet to absorb a majority of the risk of loss from the activities of Sanming Huajian and enables Fujian Green Planet to receive a majority of its expected residual returns, the Company accounts for Sanming Huajian as a variable interest entity (“VIE”) under FASB ASC 805 Business Combinations, formerly FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (the “VIE Arrangement”).

Sanming Huajian was organized under the laws of the PRC on April 16, 2004 under the name of Sanming Zhonjian Biological Technology Industry Co., Ltd as a domestic corporation.  It is classified as a non-joint capital stock corporation and therefore the capital stock, consistent with most of the PRC corporations, are not divided into a specific number of shares having a stated nominal amount. Sanming Huajian is owned by Mr. Zhao Min, Ms. Zheng Minyan and Jiangle Jianlong Mineral Industry Co., Ltd with equity interest of 35%, 36% and 29% respectively.  Mr. Zhao and Ms. Zheng collectively own more than 90% of the Company’s issued and outstanding common stock after the RTO.

The reverse takeover accounting was used to account for the RTO and the VIE Arrangement as Sanming Huajian was under common control of Mr. Zhao and Ms. Zheng before and after the VIE Arrangement. These financial statements, issued under the name of the Company, represent the continuation of the financial statements of Sanming Huajian.

1.
General information (Cont’d)

Following the RTO and the VIE Arrangement, the Company is primarily engaged in the manufacture, marketing and sale of extracts from tobacco leaves residues.  The Company's products include Solanesol, Ganoderma Tea, Nicotine Sulphate, organic pesticides, organic fertilizers, CoQ10 (raw format) and a patented organic health supplement called “Paiqianshu”. Paiqianshu comes in both liquid and pill forms and it is made from natural green barley shoot extraction.  The Company operates manufacturing and distribution primarily in the PRC.

On June 17, 2009, the Company entered into a Preferred Share Purchase Agreement with ONE Bio Corp. (“ONE”) pursuant to which the Company agreed to sell and ONE agreed to acquire 5,101 shares of the Company’s preferred stock (“Preferred Stock”), with par value $0.001 per share. Each share of the Preferred Stock shall (a) provide ONE with the right to vote 1,000 votes on all matters submitted to a vote of the Company’s shareholders and (b) be convertible into 1,000 shares of the Company’s common stock. ONE paid to the Company for the said shares of Preferred Stock $5,000,000 which was paid by ONE through the issuance to the Company 200,962 shares (adjusted for the 1 for 5 stock splits of November 2009 and August 2010), representing 4.9% of ONE’s issued and outstanding common stock. The transaction closed on July 22, 2009 upon receipt of all required documents and stock certificates.

As part of the transaction, the Company has also agreed that 35% of the ONE’s shares issued to the Company shall be deposited into an escrow account in the event the Company’s EBITDA for fiscal year 2009 is less than the Company’s EBITDA for fiscal 2008, the number of shares of ONE’s stock issued to the Company shall be proportionately reduced as provided for in the Preferred Stock Purchase Agreement. The Company is also subject to a lockup and leak out period and has one Piggy-Back Registration right as further defined in the Preferred Stock Purchase Agreement.

On April 14, 2010, the Company entered into an agreement with ONE pursuant to which, among other things,

(i)	the Preferred Share Purchase Agreement made effective as of June 17, 2009, between the Company and ONE was cancelled,
(ii)	ONE returned to the Company the 5,101 shares of Green Planet preferred stock that were issued to ONE pursuant to the Preferred Share Purchase Agreement, and
(iii)	the Company returned to ONE the 200,962 shares of ONE’s common stock that was issued to the Company pursuant to the Preferred Share Purchase Agreement.

Additionally, on April 14, 2010, the Company granted to ONE an option to acquire 100% of the stock of Elevated Throne Overseas Ltd. (“Elevated Throne”), Green Planet’s 100% owned BVI subsidiary.  In the event ONE exercises this option, the closing of the transaction will be subject to the approval of the Company’s stockholders.  As consideration for ONE’s exercise of this option, ONE will be required to:

(i)	convert the $1,700,000 loan ONE made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne,
(ii)	convert the $300,000 loan ONE made to the Company on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne,
(iii)	cancel the Convertible Note Purchase Agreement between the Company and ONE dated on or about September 1, 2009, and
(iv)	cancel the 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from the Company to ONE.

On December 20, 2010, ONE delivered written notice to the Company that ONE elected to exercise the option that was granted pursuant to the Option Agreement dated April 14, 2010 (the “Option Agreement”), to acquire 100% of the stock of Elevated Throne. and in consideration therefore, ONE agreed to (i) convert the $1,700,000 loan ONE made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne, (ii) convert the $300,000 loan ONE made to the Company on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne, (iii) cancel the Convertible Note Purchase Agreement between the Company and ONE dated on or about September 1, 2009, and (iv) cancel the 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from ONE to the Company.

Also, on December 20, 2010, ONE, as the owner of 92.5% of the outstanding common stock of the Company, by Majority Shareholder Written Consent in Lieu of a Special Meeting of Stockholders approved, authorized, and ratified the transaction contemplated by the Option Agreement and the exercise by ONE of the option as described above retroactive as of April 14, 2010. As a result, the subsidiaries under Elevated Throne were reorganized accordingly during the second quarter of 2010.

2.
Summary of significant accounting policies

Principles of consolidation and basis of presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements include the accounts of the Company, its subsidiaries and its 100% VIE Sanming Huajian (“VIE”). The results of the subsidiaries and the VIE made up to the end of the first quarter of 2010 have been presented under discontinued operations and all its related assets and liabilities reported have been reclassified as assets held for resale and liabilities associated with assets held for resale. All significant intercompany accounts and transactions have been eliminated.

  In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature and necessary for a fair presentation of the results for the year ended December 31, 2010, have been made. These consolidated financial statements should be read in conjunction with the financial foot notes thereto and the Company’s Form 10K for the year ended December 31, 2010.

Use of estimates

In preparing the consolidated financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions include, but are not limited to, the valuation of trade receivables, inventories, fair value of available-for-sale securities, deferred taxes and stock-based compensation, and the estimation on useful lives and realizability of intangible assets and property, plant and equipment.  Actual results could differ from those estimates.

Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently a public reorganized corporation and has no current business activity. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

2.	Summary of significant accounting policies (Cont’d)

The Company’s continued existence is dependent upon its ability to successfully receive funding from future investors or find profitable business opportunities. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of liabilities that may result from the outcome of these uncertainties.

Fair Value Measurements

In April 2009, the Financial Accounting Standard Board (“FASB”) released ASC 820, Fair Value Measurements and Disclosures, (formerly SFAS No. 157 “Fair Value Measurements”) that defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and expands disclosures about fair value measurements.

According to ASC 820, investment measured and reported at fair value are classified and disclosed in one of the following hierarchy:

Level 1 -	Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level 1 included listed equities and listed derivatives.

Level 2 -
Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies.  Investments that are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives.

Level 3 -
Pricing inputs are unobservable for the investment and included situations where there is little, if any, market activity for the investment.  The inputs into the determination of fair value require significant management judgment or estimation.

The Company did not have any investment measured at fair value as of December 31, 2010.

Accumulated other comprehensive income

Accumulated other comprehensive income in the consolidated balance sheet represents foreign currency translation adjustment.

Available-for-sale securities

Available-for-sale securities include securities held for indefinite periods of time that are not classified either as trading securities or as held-to-maturity securities. Available-for-sale securities are recognized at cost and carried at fair value in the balance sheet. Unrealized holding gains and losses are excluded from earnings and recognized in a separate component of other comprehensive income, net of the related tax effects, until realized.

Assets held for resale and liabilities associated with assets held for resale

Assets and liabilities classified as held for resale represent all the assets and liabilities of the disposal group under Elevated Throne, its subsidiaries and the VIE, and is measured at fair value. As of the reporting date, all the assets held for resale and the liabilities associated were disposed of.

The accounting policies associated with the components under this category is summarized as follows:

2.	Summary of significant accounting policies (Cont’d)

 (i) Concentrations of credit risk

As of December 31, 2010, there was no longer any concentration of credit risk in the Company.

Details of customers which represent the highest value of the Company's sales revenue are:

	Year ended December 31,
	2010	2009

Customer A	$456,517	$1,455,749
Customer B	326,800	1,375,519
Customer C	271,269	1,323,746
Customer D	251,223	1,251,927
Customer E	231,483	1,095,719
Customer F	215,863	1,004,728
Customer G	199,235	971,834
Customer H	186,497	929,723
Customer I	179,853	928,296

	$2,318,740	$10,337,241

Details of customers which represent the highest value of the Company's trade receivables are:

	December 31,
	2010	2009

Customer A	$-	$681,506
Customer B	-	671,062
Customer C	-	645,347
Customer D	-	620,080
Customer E	-	547,485
Customer F	-	533,982
Customer G	-	323,852
Customer H	-	300,199
Customer I	-	169,794

	$-	$4,493,217

(ii) Allowance for doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectability of trade and other receivables.  A considerable amount of judgment is required in assessing the amount of the allowance in which the Company considers the historical level of credit losses and applies percentages to aged receivable categories.  The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations, and monitors current economic trends that might impact the level of credit losses in the future.  If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a larger allowance may be required.

2.
Summary of significant accounting policies (Cont’d)

Based on the above assessment, during the reporting periods, the management establishes the following rates of general provision provided on gross amount of trade and other receivables:

Rate

Aged within 1/2 year	0%
Aged over 1/2 year but within 1 year	5%
Aged over 1 year but within 3 years	20%
More than 3 years	100%

Additional specific provision is made against trade and other receivables aged less than 1 year to the extent which they are considered to be doubtful.

Bad debts are written off when identified. The Company extends unsecured credit to customers ranging from three to six months in the normal course of business. The Company does not accrue interest on trade accounts receivable.

(iii) Inventory

Inventory is stated at the lower of cost or market value. Cost is determined on a weighted-average basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.  In assessing the ultimate realization of inventory, management makes judgments as to future demand requirements compared to current or committed inventory levels. The Company’s reserve requirements generally increase with its projected demand requirements; decrease due to market conditions, product life cycle changes. During the reporting periods, all of the Company’s products are saleable with high profit margins, the Company did not make any allowance for slow-moving or defective inventory.

No allowance for obsolete inventory was provided during the reporting periods.

 (iv) Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation.  Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Depreciation is provided on straight- line basis over their estimated useful lives. The principal depreciable periods are as follows :

Depreciable period

Buildings	20 years
Plant and machinery	10 years
Office equipment	5 years
Motor vehicles	5 years

Construction in progress represents buildings and machinery under construction, which is stated at cost less any impairment losses, and is not depreciated.  Cost comprises the direct costs of construction.  Construction in progress is reclassified to the appropriate category of property, plant and equipment when completed and ready for use.

Maintenance or repairs are charged to expense as incurred.  Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

2.	Summary of significant accounting policies (Cont’d)

(v) Land use rights

Land use rights are stated at cost less accumulated amortization.  Amortization is provided using the straight-line method over the terms of the lease of 50 years obtained from the relevant PRC land authority.

(vi) Intangible assets

Intangible assets are stated at cost less accumulated amortization.  Amortization is provided on a straight-line basis over their estimated useful lives. The principal amortization periods are as follows:

Amortization period

Technologies	5 to 10 years
Software	5 years

The Company periodically reviews the original estimated useful lives of long-lived assets and makes adjustments when appropriate. Intangible assets with finite useful lives are tested for impairment whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable. The Company evaluates its intangible assets for impairment by comparing the future undiscounted cash flows of the underlying assets to their respective carrying amounts.

Convertible loan

The Company’s convertible loan has non-detachable conversion feature, that were in-the-money with a beneficial conversion feature as of the commitment date. At issuance, the Company values separately the beneficial conversion features in convertible loan. Beneficial conversion feature is recognized by allocating to additional paid-in capital of the net proceeds from the sale of the convertible loan equal to the intrinsic value of the beneficial conversion feature.  Intrinsic value is calculated as the difference, as of the commitment date, between the conversion price of the convertible loan and the closing price of the Company’s common stock on the OTCBB, multiplied by the number of shares of the Company’s common stock into which the convertible loan is convertible. If the intrinsic value of the beneficial conversion feature is greater than the net proceeds allocated to the convertible loan, the amount of the discount assigned to the beneficial conversion feature is limited to the amount of the proceeds.  Interest expense is recognized using the effective interest method, meaning that any premium or discount upon issuance is amortized over the life of the instrument. See also Notes 4 and 9 for an update.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less to be cash equivalents.  As of December 31, 2010, all the cash is denominated in United States Dollars and as of December 31, 2009, almost all the cash and cash equivalents were denominated in Renminbi (“RMB”) and were placed with banks in the PRC. They are not freely convertible into foreign currencies and the remittance of these funds out of the PRC is subject to exchange control restrictions imposed by the PRC government.

Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cash flows attributable to such assets.  During the reporting years, the Company has not identified any indicators that would require testing for impairment.

2.	Summary of significant accounting policies (Cont’d)

Revenue recognition

The Company generates revenue from sales of extracts from tobacco leaves residues. Revenue is recognized when products are delivered and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable.

Deferred revenue

Deferred revenue represents subsidy income received from the government.  It mainly consisted of receipt of granted funds to subsidize the Company’s research and development activities and recognized as income when the relevant criteria are met.

Cost of sales

Cost of sales consists primarily of materials costs, freight charges, purchasing and receiving costs, inspection costs, wages, employee compensation, depreciation and related costs, which are directly attributable to the production of products.

Expenses

Expenses include administrative, selling expenses, research and development expenses. Selling expenses mainly consist of advertising, commission, entertainment, salaries, and traveling expense which are incurred during the selling activities. Research and development expenses are charged to expense as incurred.

Stock-based compensation

The Company follows the provisions of ASC Topic 718 formerly SFAS No. 123R, “Share-Based Payment”, which requires the use of the fair value method of accounting for share-based compensation. Under the fair value based method, compensation cost related to employee stock options or similar equity instruments which are equity-classified awards, is measured at the grant date based on the value of the award and is recognized over the requisite service period, which is usually the vesting period. ASC Topic 718 also requires measurement of cost of a liability-classified award based on its current fair value.

The fair value of warrants granted is determined using the Black-Scholes model. Under this model, certain assumptions, including the risk-free interest rate, the expected life of the warrants and the estimated fair value of the Company’s common stock and the expected volatility, are required to determine the fair value of the warrants. If different assumptions had been used, the fair value of the warrants would have been different from the amount the Company computed and recorded, which would have resulted in either an increase or decrease in the compensation expense.

Income taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to ASC Topic 740 formerly FAS No. 109, “Accounting for Income Taxes”. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

2.	Summary of significant accounting policies (Cont’d)

Off-balance sheet arrangements

The Company does not have any off-balance sheet arrangements.

Basic and diluted earnings per share

The Company reports basic earnings per share in accordance with ASC Topic 260 formerly SFAS No. 128, “Earnings Per Share”.  Basic earnings per share are computed using the weighted average number of shares outstanding during the periods presented.  The weighted average number of shares of the Company represents the common stock outstanding during the reporting periods.

Diluted earnings per share are computed using the sum of weighted average number of shares outstanding and dilutive potential shares and warrants outstanding during the periods presented. During the year ended December 31, 2010, there is an anti dilutive effect on the earnings per share.

Comprehensive income

The Company has adopted ASC Topic 220 formerly SFAS No. 130, “Reporting Comprehensive Income”, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Components of comprehensive income include net income and foreign currency translation adjustments.

Foreign currency translation

As of December 31, 2010, the Company no longer maintains the financial statements in Renminbi, the functional currency. All the monetary assets and liabilities are denominated in United States Dollars.

  Recently issued accounting pronouncements

In January 2010, the FASB has published ASU 2010-01 “Equity (Topic 505) - Accounting for Distributions to Shareholders with Components of Stock and Cash—a consensus of the FASB Emerging Issues Task Force,” as codified in ASC 505, ASU No. 2010-01 clarifies the treatment of certain distributions to shareholders that have both stock and cash components. The stock portion of such distributions is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend. The amendments in this Update are effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. Early adoption is permitted. The adoption of this standard did not have an impact on the Company’s consolidated financial position and results of operations.

In January 2010, the FASB has published ASU 2010-02 “Consolidation (Topic 810) - Accounting and Reporting for Decreases in Ownership of a Subsidiary—a Scope Clarification,” as codified in ASC 810, “Consolidation.” ASU No. 2010-02 applies retrospectively to April 1, 2009. This ASU clarifies the applicable scope of ASC 810 for a decrease in ownership in a subsidiary or an exchange of a group of assets that is a business or nonprofit activity. The ASU also requires expanded disclosures. The amendments in this Update are effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this standard is not expected to have any impact on the Company’s consolidated financial position and results of operations.

2.	Summary of significant accounting policies (Cont’d)

In January 2010, the FASB has published ASU 2010-06 “Fair Value Measurements and Disclosures (Topic 820): - Improving Disclosures about Fair Value Measurements. ASU No. 2010-06 clarifies improve disclosure requirement related to fair value measurements and disclosures – Overall Subtopic (Subtopic 820-10) of the FASB Accounting Standards Codification. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure about purchase, sales, issuances, and settlement in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The amendments in this update are effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

In March 2010, the FASB issued Accounting Standard Update No. 2010-11 “Derivatives and Hedging” (Topic 815). ASU No. 2010-11 update provides amendments to subtopic 815-15, Derivatives and hedging. The amendments clarify about the scope exception in paragraph 815-10-15-11 and section 815-15-25 as applicable to the embedded credit derivatives. The ASU is effective on the first day of the first fiscal quarter beginning after June 15, 2010. Therefore, for a calendar-year-end entity, the ASU becomes effective on July 1, 2010. Early application is permitted at the beginning of the first fiscal quarter beginning after March 5, 2010. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued Accounting Standard Update No. 2010-12. “Income Taxes” (Topic 740). ASU No.2010-12 amends FASB Accounting Standard Codification subtopic 740-10 Income Taxes to include paragraph 740-10-S99-4. On March 30, 2010 The President signed the Health Care & Education Affordable Care Act reconciliation bill that amends its previous Act signed on March 23, 2010. FASB Codification topic 740, Income Taxes, requires the measurement of current and deferred tax liabilities and assets to be based on provisions of enacted tax law. The effects of future changes in tax laws are not anticipated.” Therefore, the different enactment dates of the Act and reconciliation measure may affect registrants with a period-end that falls between March 23, 2010 (enactment date of the Act), and March 30, 2010 (enactment date of the reconciliation measure). However, the announcement states that the SEC would not object if such registrants were to account for the enactment of both the Act and the reconciliation measure in a period ending on or after March 23, 2010, but notes that the SEC staff “does not believe that it would be appropriate for registrants to analogize to this view in any other fact patterns.” The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued Accounting Standard Update No. 2010-13 “Stock Compensation” (Topic 718). ASU No.2010-13 provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The amendments in this Update should be applied by recording a cumulative-effect adjustment to the opening balance of retained earnings. The cumulative-effect adjustment should be calculated for all awards outstanding as of the beginning of the fiscal year in which the amendments are initially applied, as if the amendments had been applied consistently since the inception of the award. The cumulative-effect adjustment should be presented separately. Earlier application is permitted. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

2.	Summary of significant accounting policies (Cont’d)

In April 2010, the FASB issued Accounting Standard Update No. 2010-17. “Revenue Recognition-Milestone Method” (Topic 605) ASU No.2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. An entity often recognizes these milestone payments as revenue in their entirety upon achieving a specific result from the research or development efforts. A vendor can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved only if the milestone meets all criteria to be considered substantive. Determining whether a milestone is substantive is a matter of judgment made at the inception of the arrangement. The ASU is effective for fiscal years and interim periods within those fiscal years beginning on or after June 15, 2010. Early application is permitted. Entities can apply this guidance prospectively to milestones achieved after adoption. However, retrospective application to all prior periods is also permitted. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued Accounting Standard Update No. 2010-18. “Receivables” (Topic 310). ASU No.2010-18 provides guidance on accounting for acquired loans that have evidence of credit deterioration upon acquisition. Paragraph 310-30-15-6 allows acquired assets with common risk characteristics to be accounted for in the aggregated as a pool. Upon establishment of the pool, the pool becomes the unit of accounting. When loans are accounted for as a pool, the purchase discount is not allocated to individual loans; thus all of the loans in the pool accrete at a single pool rate (based on cash flow projections for the pool). Under subtopic 310-30, the impairment analysis also is performed on the pool as a whole as opposed to each individual loan. Paragraphs 310-40-15-4 through 15-12 establish the criteria for evaluating whether a loan modification should be classified as a troubled debt restructuring. Specifically paragraph 310-40-15-5 states that “a restructuring of a debt constitutes a troubled debt restructuring for purposes of this subtopic if the creditor for economic or legal reasons related to the debtor’s financial difficulties grants a concession to the debtor that it would not otherwise consider.” The ASU is effective for modification of loans accounted for within pools under subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010. The amendments are to be applied prospectively. Early application is permitted. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued Accounting Standard Update No. 2010-20 (ASU No. 2010-20) “Receivables” (Topic 310).  ASU No. 2010-20 provides financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  This update is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses.  The amendments in this update apply to both public and nonpublic entities with financing receivables, excluding short-term trade accounts receivable or receivables measured at fair value or lower of cost or fair value.  The objective of the amendments in ASU No. 2010-20 is for an entity to provide disclosures that facilitate financial statement users’ evaluation of (1) the nature of credit risk inherent in the entity’s portfolio of financing receivables, (2) How that risk is analyzed and assessed in arriving at the allowance for credit losses and (3) The changes and reasons for those changes in the allowance for credit losses.  The entity must provide disclosures about its financing receivables on a disaggregated basis.  For public entities ASU No. 2010-20 is effective for interim and annual reporting periods ending on or after December 15, 2010.  For nonpublic entities ASU No. 2010-20 will become effective for annual reporting periods ending on or after December 15, 2011.  The Company is evaluating the impact ASU No. 2010-20 will have on the financial statements.

2.	Summary of significant accounting policies (Cont’d)

In August 2010, the FASB issued Accounting Standard Updates No. 2010-21 (ASU No. 2010-21) “Accounting for Technical Amendments to Various SEC Rules and Schedules” and No. 2010-22 (ASU No. 2010-22) “Accounting for Various Topics – Technical Corrections to SEC Paragraphs”.  ASU No 2010-21 amends various SEC paragraphs pursuant to the issuance of Release no. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies.  ASU No. 2010-22 amends various SEC paragraphs based on external comments received and the issuance of SAB 112, which amends or rescinds portions of certain SAB topics.  Both ASU No. 2010-21 and ASU No. 2010-22 are effective upon issuance.  The amendments in ASU No. 2010-21 and No. 2010-22 will not have a material impact on the Company’s financial statements.

In September 2010, the FASB issued Accounting Standard Update No. 2010-25 (ASU No. 2010-25) “Defined Contribution Pension Plans” (Topic 962).  ASU No. 2010-25 clarifies how loans to participants should be classified and measured by defined contribution pension benefits.  The amendments in ASU No. 2010-25 affect any defined contribution pension plan that allows participant loans.  The amendments in ASU No. 2010-25 require that participant loans be classified as notes receivable from participants, which are segregated from plan investments and measured at their unpaid principal balance plus any accrued but unpaid interest.  ASU No. 2010-25 is effective for fiscal years ending after December 15, 2010 and should be applied retrospectively to all prior periods presented.  Early adoption is permitted. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In October 2010, the FASB issued Accounting Standard Update No. 2010-26 (ASU No. 2010-26) “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.”  ASU No. 2010-26 addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral.  Costs that meet the definition of acquisition costs, as stated in the Master Glossary of the FASB Accounting Standards Codification, are typically recognized as assets and are commonly referred to as deferred acquisition costs.  The amendments in this update affect insurance entities that are within the scope of Topic 944 Financial Services – Insurance (which includes but is not limited to stock life insurance entities, mutual life insurance entities, and property and liability insurance entities), that incur costs in the acquisition of new and renewal insurance contracts.  The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011.  The amendments in this update should be applied prospectively upon adoption.  Retrospective application to all prior periods presented upon the date of adoption also is permitted, but not required.  Early adoption is permitted, but only at the beginning of an entity’s annual reporting period.  The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

2.	Summary of significant accounting policies (Cont’d)

In December 2010, the FASB issued Accounting Standard Update No. 2010-28 (ASU No. 2010-28) “Intangibles – Goodwill and Other (Topic 350).”  ASU No. 2010-28 addresses questions about entities with reporting units with zero or negative carrying amounts because some entities concluded that Step 1 of the goodwill impairment test, as stated in Topic 350, is passed in those circumstances because the fair value of their reporting unit will generally be greater than zero.  The amendments in this update do not provide guidance on how to determine the carrying amount or measure the fair value of the reporting unit.  The amendments in this update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts.  For public entities, the amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010.  Early adoption is permitted.  For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  Nonpublic entities may early adopt the amendments using effective date for public entities. The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued Accounting Standard Update No. 2010-29 (ASU No. 2010-29) “Business Combinations (Topic 805).”  ASU No. 2010-29 addresses the diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations.  The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only.  The amendments in this update also expand the supplemental pro forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.  The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  Early adoption is permitted.  The adoption of this guidance has not had and is not expected to have a material impact on the Company’s consolidated financial statements.

Other ASUs not effective until after December 31, 2010, are not expected to have a significant effect on the Company’s consolidated financial position or results of operations.

3.	Finance costs

	Twelve months ended
	December 31
	2010	2009

Amortization of loan discount	$41,250	$55,000
Interest on convertible loan	17,500	-

	$58,750	$55,000

During the twelve months ended December 31, 2010 and 2009, loan interest expenses payable to a related company were $17,500 and $0 respectively.

4.	Discontinued operations

On December 20, 2010, ONE delivered written notice to the Company that ONE elected to exercise the option that was granted pursuant to the Option Agreement dated April 14, 2010, to acquire 100% of the stock of Elevated Throne and in consideration therefore, ONE agreed to (i) convert the $1,700,000 loan ONE made to Elevated Throne on or about January 19, 2010, into an equity investment in Elevated Throne, (ii) convert the $300,000 loan ONE made to the Company on or about September 1, 2009, into a $300,000 equity investment in Elevated Throne, (iii) cancel the Convertible Note Purchase Agreement between the Company and ONE dated on or about September 1, 2009, and (iv) cancel the 10% Convertible Bridge Loan Note Due September 1, 2010, in the principal amount of $300,000 from ONE to the Company.

Also, on December 20, 2010, ONE, as the owner of 92.5% of the outstanding common stock of the Company, by Majority Shareholder Written Consent in Lieu of a Special Meeting of Stockholders approved, authorized, and ratified the transaction contemplated by the Option Agreement and the exercise by ONE of the option as described above retroactive as of April 14, 2010.

An analysis of income from discontinued operations is summarized as follows:

	Year ended December 31,
	2010	2009
Sales revenue	$3,259,429	$13,297,616
Cost of sales	(1,469,280)	(5,553,342)
Gross profit	1,790,149	7,744,274
Expenses	587,101	1,808,047
Income before tax	1,203,048	5,936,227
Income taxes	(253,853)	(1,493,555)
Income from discontinued operations	$949,195	$4,442,672

(i) Defined contribution plan

Pursuant to the relevant PRC regulations, the Company is required to make contributions at a rate of 29% of the average salaries for the latest fiscal year-end of Fujian Province to a defined contribution retirement scheme organized by a state-sponsored social insurance plan in respect of the retirement benefits for the Company's employees in the PRC. The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to expenses.

The Company contributed $30,121 and $47,803 to the scheme for the twelve months ended December 31, 2010 and 2009 respectively.

  (ii) Income taxes

United States
The Company is subject to the United States of America Tax law at tax rate of approximately 40%.  No provision for the US federal income taxes has been made as the Company had no taxable income in this jurisdiction for the reporting years.

BVI
Elevated Throne was incorporated in the BVI and, under the current laws of the BVI, is not subject to income taxes.

PRC
The PRC’s legislative body, the National People’s Congress, adopted the unified Corporate Income Tax Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008.  Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises.

Accordingly, the PRC entities are subject to PRC enterprise income tax at the rate of 25% on their assessable profits during each twelve month period ending December 31.

The components of the provision for income taxes are:

	Year ended December 31,
	2010	2009

Current taxes - PRC	$237,490	$1,403,897
Deferred taxes	16,363	89,658

	$253,853	$1,493,555

The following table reconciles the Group’s effective tax rate:

PRC income taxes	25%	25%
Local income tax adjustment	(3.9)%	0.2%
Effective income tax rates	21.1%	25.2%

5.	Earnings per share

The basic and diluted earnings per share are calculated using the net (loss) income attributable to common stock and the weighted average number of shares outstanding during the reporting years. All share and per share data have been adjusted to reflect the recapitalization of the Company in the RTO.

The diluted earnings per share for the fiscal year ended December 31, 2010 is anti dilutive. For year ended December 31, 2009, the diluted earnings is calculated based on the net income attributable to common stock for the year and the weighted average number of 17,289,953 shares which includes the adjustment for the preferred shares outstanding of 5,101 convertible into common shares of 5,101,000 and the conversion of warrants into common stock in the last quarter of 2009.

6.	Available-for-sale securities

On April 14, 2010, the Preferred Share Purchase Agreement made effective as of June 17, 2009, between the Company and ONE was cancelled, As a result, ONE returned to the Company the 5,101 shares of Green Planet preferred stock that were issued to ONE pursuant to the Preferred Share Purchase Agreement, and the Company returned to ONE the 200,962 shares of ONE’s common stock that was issued to the Company pursuant to the Preferred Share Purchase Agreement.

7.	Assets held for resale and liabilities associated with assets held for resale

The carrying amounts of assets held for resale and liabilities associated with assets held for resale comprises the following:

	December 31, 2010	December 31, 2009
Cash and cash equivalents	$-	$791,107
Receivables, net	-	5,078,734
Inventory	-	1,203,490
Deferred taxes	-	99,542
Prepaid and other receivables	-	815,781
Prepayments of operating leases	-	9,502,044
Property, plant and equipment, net	-	3,507,538
Land use rights	-	1,000,428
Intangible assets	-	681,315
Deposits for acquisition of intangible assets	-	161,151
Total assets	$-	$22,841,130
Accounts payable	$-	$487,912
Other payables and accrued liabilities	-	541,371
Amounts due to a related party	-	316,189
Amount due to a stockholder	-	34,528
Deferred taxes	-	148,581
Secured loans from a financial institution	-	1,860,561
Income tax payable	-	611,745
Deferred revenue	-	62,995
Total liabilities	$-	$4,063,882

(i) Inventory

	December 31, 2010	December 31, 2009
Raw materials	$-	$124,132
Work-in-progress	-	1,022,630
Finished goods	-	56,728
	$-	$1,203,490

(ii) Deferred taxes

Deferred tax assets and liabilities as of December 31, 2010 and 2009 comprised the following:

	December 31,	December 31,
	2010	2009
The PRC
Deferred tax assets:
Decelerated amortization of intangible assets	$-	$23,074
Provision of expenses	-	76,468
Deferred tax liabilities:	$-	$99,542
Rental expenses capitalized in inventory
	$	$(148,581)

(iii) Prepayments of operating lease

There were no amounts for prepayments of operating lease as of December 31, 2010. The prepayments of $9.5 million as of December 31, 2009 represent the carrying value of two land leases arrangements with the Forestry Bureau of Sanming City.

(iv) Property, plant and equipment, net

	December 31, 2010	December 31, 2009
Cost:
Buildings	$-	$1,926,273
Plant and machinery	-	1,245,877
Office equipment	-	110,816
Motor vehicles	-	108,579
	-	3,391,545
Accumulated depreciation	-	(769,751)
	-	2,621,794
Construction in progress	-	885,744
Net	$-	$3,507,538

Construction in progress mainly comprises capital expenditure for construction of the Company’s new office and machinery.

As of December 31, 2009, certain property, plant and equipment of net book value of $1.6 million have been pledged for the loans granted to the Company. The loans have since been repaid in 2010 and the pledge is no longer in effect.

During the reporting years, depreciation is included under discontinued operations in:

	Twelve months ended
	December 31,
	2010	2009
Cost of sales	$49,735	$131,156
Expenses	25,494	92,833
Total	$75,229	$223,989

(v) Land use rights

	December 31, 2010	December 31, 2009
Land use rights	$-	$1,122,540
Accumulated amortization	-	(122,112)
	$-	$1,000,428

There were no land use rights as of December 31, 2010. The carrying amount of land use rights as of December 31, 2009 comprises two land use rights, which were acquired for building factories and offices, with carrying amounts of $92,638 and $907,790 respectively.

During the twelve months ended December 31, 2010 and 2009, amortization charge was $5,615 and $61,801 respectively and was included under discontinued operations in expenses.

(vi) Intangible assets

	December 31, 2010	December 31, 2009
Technologies	$-	$871,680
Software	-	3,179
	-	874,859
Accumulated amortization	-	(193,544)
Net	$-	$681,315

The technologies were purchased from third parties for producing products - Solanesol, Organic Green Barley Supplements (Paiqianshu) and Q10 Health Supplements. The application for related patent is in process and has been initially accepted by the relevant government department.

During the years ended December 31, 2010 and 2009, amortization charge was $26,910 and $63,631 respectively.

(vii) Other payables and accrued liabilities

	December 31,	December 31,
	2010	2009
Salaries payable	$-	$71,337
Other accrued expenses	-	311,037
Value-added tax payable	-	158,997
	$-	$541,371

(viii) Amount due to a stockholder

The amount due to a stockholder is interest-free, unsecured and repayable on demand.

(ix) Secured loans from a financial institution

As of December 31, 2010, there are no longer any loans secured with any lender. The Company’s loans as of December 31, 2009 in the total amount of $1,860,561 which carried interest at the annual rate of 7.434% have been duly paid off in 2010. As a result, the Company’s pledged plant, equipment, and land use rights are no longer in effect.

8.	Amount due to a related party (including the amount reported under liabilities associated with assets held for resale) The amount is interest-free, unsecured and repayable on demand.

9.	Convertible loan payable As a result of the transaction as described under Note 4 discontinued operations, the convertible loan payable was cancelled

10.	Common stock and preferred stock

Common stock

The Company did not issue any common stock or warrants for the twelve months ended December 31, 2010. In addition, none of the warrants issued and outstanding were exercised during the same period. The par value of the Company’s common stock is $0.001 per share.

Series A preferred stock

The Company is authorized under its Articles of Incorporation to issue 10,000,000 shares of Series A preferred stock with a par value of $0.001 per share. Each share of the Company’s preferred stock provided the holder with the right to vote 1,000 votes on all matters submitted to a vote of the shareholders of the Company and be convertible into 1,000 shares of the Company’s common stock. The preferred stock is non-participating and carries no dividend.

11.	Statutory reserve

The Company’s statutory reserve as of December 31, 2010 and December 31, 2009 is $0 and $1.3 million respectively. The balance as of December 31, 2009 comprise statutory reserve fund of Sanming Huajian. In accordance with the relevant laws and regulations of the PRC, Sanming Huajian and Fujian Green Planet are required to set aside at least 10% of their after-tax net profit each year, if any, to fund the statutory reserve until the balance of the reserve reaches 50% of their respective registered capital. The statutory reserve is not distributable in the form of cash dividends and can be used to make up cumulative prior years’ losses.

12.	Stock-based compensation

There was no non-cash stock-based compensation recognized for the twelve months ended December 31, 2010. For the twelve months period ended December 31, 2009, the Company recognized total non-cash stock-based compensation of $13,130 in connection with 404,000 shares of common stocks issued to several management personnel of the Company in return for their services rendered.

The Company granted certain consultants warrants to purchase in aggregate 5,578,333 shares of its common stock in year 2008. The exercise price of 4,718,333 warrants granted in October 2008 is $0.001 while the remaining 860,000 warrants granted in December 2008 is $0.01. All warrants were fully vested on the date of grant and will expire in 5 years from the respective date of grant. In 2009, all the warrants were either exercised or cancelled except 152,599 warrants.

There were no warrants activity during the twelve months ended December 31, 2010. See below chart referencing outstanding warrants as of December 31, 2010.

		Number of warrants
Month of grant	Exercise price	Outstanding as of January 1, 2010	Exercised	Granted/ forfeited/ cancelled	Outstanding as of December 31, 2010
October 2008	$0.001	152,599	-	-	152,599

13.	Commitments and contingencies

(a)	Capital commitments

(i)
As of December 31, 2010 and December 31, 2009, the Company had capital commitment of $0 and $261,117 respectively in respect of the acquisition of property, plant and equipment that were contracted but not provided for in the financial statements.

(ii)
As of December 31, 2010 and December 31, 2009, the Company had capital commitment of $0 and $161,151 respectively in respect of the acquisition of intangible assets that were contracted but not provided for in the financial statements.

The deposits for the acquisition of intangible assets reported under assets held for resale represent prepayments to certain academic institutions to acquire new technologies, which are still in progress and not ready for use at the respective balance sheet dates. The amounts will be transferred to intangible assets reported under assets held for resale, for amortization upon completion of the development.

(b)	Operating lease arrangements As of December 31, 2010, the Company has no longer any operating leases for its office premises and lands.

14.	Segment information

Segment information reporting under SFAS 131 “Disclosures about Segments of an Enterprise and Related Information” for the Company is no longer applicable as the Company has transferred all its business units pursuant to the transaction as fully described under Note 4 above.

15.	Related party transactions

Apart from the transactions as disclosed in Notes 3, 4 and 9 above, during the twelve months ended December 31, 2010 and 2009, the Company paid rental expenses of $4,711 and $4,709 respectively to an entity in which a shareholder, who is also the Chief Executive Officer and Director of the Company, has a beneficial interest.

16.	Subsequent event None.

SELECTED ITEMS FROM THE QUARTERLY REPORT FORM 10-Q FOR QUARTER ENDED MARCH 31, 2011

Management’s Discussion and Analysis of Financial Condition and Results

General Overview

As previously reported in the Form 10-K for the year ended December 31, 2010 that ONE Bio, Corp (“ONE”) now owns 100% of Elevated Throne and its subsidiaries which constitutes essentially all former operations of Green Planet, the Company will remain a subsidiary of ONE and operate as a public reorganized corporation with the business purpose to acquire or merge with an existing business operation.

Results of operations and financial condition for the three months ended March 31, 2011 versus the three months ended March 31, 2010.

The company had no active business operations for the three months ended March 31, 2011, accordingly there is no information for that period to be compared to the three months ended March 31, 2010.

Liquidity and capital resources

The company had no active business operations for the three months ended March 31, 2011 accordingly the Company had no liquidity and capital resources for that period.

Risk Factors

The Company had no active business operations for the three months ended March 31, 2011.

The Company’s critical accounting policies are still being applied despite that the Company has no ongoing business operations.

Subsequent Event

There were no subsequent events or transactions that require recognition or disclosure in the financial statements.

Significant Estimates

Critical accounting polices include the areas where we have made what we consider to be particularly subjective or complex judgments in making estimates and where these estimates can significantly impact our financial results under different assumptions and conditions.

We prepare our financial statements in conformity with generally accepted accounting principles in the United States of America. As such, we are required to make certain estimates, judgments and assumptions that we believe are reasonable based upon the information available. These estimates, judgments and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could be different than those estimates.

Green Planet Bioengineering Co., Ltd.
Condensed Balance Sheets
(Unaudited)
(Stated in US dollars)

	March 31, 2011	December 31, 2010

ASSETS
Current assets
Cash and cash equivalents	$668	$668
Prepaid expense and other receivables	4,417	4,417

TOTAL CURRENT ASSETS/TOTAL ASSETS	$5,085	$5,085

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$88,500	$88,500
Other payables and accrued liabilities	2,723	2,723
Amount due to a related party	69,960	69,170

TOTAL CURRENT LIABILITIES/TOTAL LIABILITIES	161,183	160,393

SHAREHOLDERS’ EQUITY
Preferred stock : par value of $0.001 per share
Authorized: 10,000,000 shares at March 31, 2011
and December 31, 2010
Issued and outstanding : 0 shares at March 31, 2011	-	-
and December 31, 2010
Common stock : par value $0.001 per share
Authorized : 250,000,000 shares at March 31, 2011
and December 31, 2010
Issued and outstanding : 20,006,402 shares
at March 31, 2011 and December 31, 2010	20,006	20,006
Additional paid-in capital	431,025	431,025
Retained earnings	(607,129)	(606,339)

TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	(156,098)	(155,308)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,085	$5,085

See Notes to Consolidated Financial Statements

Green Planet Bioengineering Co
Condensed Statements of Income and Comprehensive Income
(Unaudited)
(Stated in US dollars)

	Three Months ended March 31,
	2011	2010

Administrative expenses	$(790)	$(4,537)
Other income	-	90

Loss from continuing operations	(790)	(4,447)
Income from discontinued operations	-	949,195

Net (loss) income	$(790)	$944,748

STATEMENT OF COMPREHENSIVE INCOME

Net (loss) income	$(790)	$944,748
Other comprehensive income
Unrealized foreign currency gain	-	618

Total comprehensive (loss) income	$(790)	$945,366

Earnings per share based on net (loss) income

- Basic	$(0.00)	$0.05

- Diluted	NA	$0.04

Weighted average number of shares outstanding :
- Basic	20,006,402	20,006,402

- Diluted	20,159,001	25,260,001

See Notes to Consolidated Financial Statements

Green Planet Bioengineering Co., Ltd.
Condensed Statements of Cash Flows
(Unaudited)
(Stated in US dollars)

	Three Months ended March 31
	2011	2010

Cash flows from operating activities
Net loss from continuing operations	$(790)	$(4,447)
Net income from discontinued operations	-	949,195
Changes in operating assets and liabilities :
Other payables	-	3,269
Amount due to a related party	790	1,178

Net cash flows provided by operating activities	-	949,195

Cash flows from investing activities	-	-

Cash flows from financing activities	-	-

Discontinued operations
Operating cashflows	-	926,992
Investing cashflows	-	(238,694)
Financing cashflows	-	1,800,000

Net cash flows provided by discontinuing operations	-	2,488,298

Effects of foreign currency translation	-	(428)

Net increase in cash and cash equivalents	-	3,437,065
Cash and cash equivalents - beginning of period	668	791,775

Cash and cash equivalents - end of period	$668	$4,228,840

Supplemental disclosures for cash flow information:
Continuing operations
Cash paid for interest	$-	$-
Discontinued operations
Cash paid for interest	$-	$34,578
Cash paid for Income taxes	$-	$588,803

See Notes to Consolidated Financial Statements

Green Planet Bioengineering Co., Ltd
Notes to the Condensed Financial Statements
(Unaudited)
(Stated in US Dollars)

1. Organization

General Overview
Green Planet Bioengineering Co., Ltd, (the “Company” or “Corporation”), formerly known as Mondo Acquisition II, Inc, was incorporated in the State of Delaware on October 30, 2006.

As previously reported in our Annual Report on Form 10-K for the year ended December 31, 2010 that ONE Bio, Corp (“ONE”) now owns 100% of Elevated Throne and its subsidiaries which constitutes essentially all former operations of Green Planet, the Company will remain a subsidiary of ONE and operate as a public reorganized corporation with the business purpose to acquire or merge with an existing business operation.

2. Summary of significant accounting policies

Basis of Presentation
The condensed financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company’s financial position as at March 31, 2011, and the results of its operations and cash flows for the three months ended March 31, 2011. The results of operations for the three months ended March 31, 2011 are not necessarily indicative of the results to be expected for future quarters or the full year ending December 31, 2011. Certain prior period balances have been reclassified to conform to current period’s presentation.

Basis of Consolidation
For the quarter ended March 31, 2011, the Company did not present consolidated financial statements as it ceases to have any subsidiaries. The results of its former subsidiaries under Elevated Throne Overseas Ltd (“Elevated Throne”) and its 100% VIE Sanming Huajian (“VIE”) made up to the end of the first quarter of 2010 have been presented under discontinued operations.

Use of estimates
In preparing the condensed financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern
The condensed financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently a public reorganized corporation and has no current business activity. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Cash and cash equivalents
Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less to be cash equivalents. As of March 31, 2011, and December 31, 2010, all the cash is denominated in United States Dollars.

Earnings per share
Earnings (loss) per common share are reported in accordance with ASC Topic 260 formerly SFAS No. 128, “Earnings Per Share”. SFAS No. 128 requires dual presentation of basic earnings per share (“EPS”) and diluted EPS on the face of all statements of earnings, for all entities with complex capital structures.  Diluted EPS reflects the potential dilution that could occur from common shares issuable through the exercise or conversion of stock options, restricted stock awards, warrants and convertible securities. In certain circumstances, the conversion of these options, warrants and convertible securities are excluded from diluted EPS if the effect of such inclusion would be anti-dilutive.  Fully diluted loss per common share is not provided, when the effect is anti-dilutive. When the effect of dilution on loss per share is anti-dilutive, diluted loss per share equals the loss per share.

Green Planet Bioengineering Co., Ltd
Notes to the Condensed Financial Statements
(Unaudited)
(Stated in US Dollars)

Recent Changes in Accounting Standards
The Financial Accounting Standards Board (the “FASB”) has codified a single source of U.S. Generally Accepted Accounting Principles (GAAP), the Accounting Standards Codification™. Unless needed to clarify a point to readers, we will refrain from citing specific section references when discussing application of accounting principles or addressing new or pending accounting rule changes. There are no recently issued accounting standards that are expected to have a material effect on our financial condition, results of operations or cash flows.

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to the Company’s consolidated financial statements.

3. Finance costs

	For the Periods Ended March 31,
	2011	2010
	(unaudited)	(uaudited)

Bank loan interest	$-	$34,578
Amortization of loan discount	-	41,250
Other loan interest	-	18,700
Bank charges	-	1,075
Exchange loss	-	1,056

	$-	$96,659

4. Discontinued operations

As previously reported, ONE Bio, Corp (“ONE”) now owns 100% of Elevated Throne and its subsidiaries, and its 100% VIE which constitutes essentially all former operations of Green Planet. The Company remains a subsidiary of ONE.

Therefore, the results of its former subsidiaries under Elevated Throne and its 100% VIE which were made up to the end of the first quarter of 2010 have been presented under discontinued operations.

An analysis of income from discontinued operations as of March 31, 2010 is summarized as follows:

Period ended March 31, 2010
(unaudited)

Sales revenue	$3,259,429
Cost of sales	(1,469,280)

Gross profit	1,790,149
Expenses	587,101

Income before tax	1,203,048
Income taxes	(253,853)

Income from discontinued operations	$949,195

Green Planet Bioengineering Co., Ltd
Notes to the Condensed Financial Statements
(Unaudited)
(Stated in US Dollars)

(i) Defined contribution plan

Pursuant to the relevant PRC regulations, the Company is required to make contributions at a rate of 29% of the average salaries for the latest fiscal year-end of Fujian Province to a defined contribution retirement plan organized by a state-sponsored social insurance plan in respect of the retirement benefits for the Company's employees in the PRC. The only obligation of the Company with respect to retirement plan is to make the required contributions under the plan. No forfeited contribution is available to reduce the contribution payable in the future years. The defined contribution plan contributions were charged to the statement of income and comprehensive income.

The Company contributed $21,878 to the plan for the three months ended March 31, 2010.

(ii) Income taxes

United States
The Company is subject to the United States of America Tax law at tax rate of approximately 40%.  No provision for the US federal income taxes has been made as the Company had no taxable income in this jurisdiction for the reporting periods.

BVI
Elevated Throne was incorporated in the BVI and, under the current laws of the BVI, is not subject to income taxes.

PRC
The PRC’s legislative body, the National People’s Congress, adopted the unified Corporate Income Tax Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008.  Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises.

Accordingly, the PRC entities are subject to PRC enterprise income tax at the rate of 25% on their assessable profits during the three months ended March 31, 2010.

The components of the provision for income taxes are:

Period ended March 31, 2010
(unaudited)

Current taxes – PRC	$237,490
Deferred taxes	16,363

$253,853

The following table reconciles the Group's effective tax rate:

PRC income taxes	25%
Local income tax adjustment	(3.9)%
Effective income tax rates	21.1%

Green Planet Bioengineering Co., Ltd
Notes to the Condensed Financial Statements
(Unaudited)
(Stated in US Dollars)

5. Earnings per share

The basic and diluted earnings per share are calculated using the net (loss) income and the weighted average number of shares outstanding during the reporting periods.

The diluted earnings per share for the three months ended March 31, 2011 is anti dilutive. For the three months ended March 31, 2010, the diluted earnings is calculated based on the net income for the period and the weighted average number of 25,260,001 which included the adjustment for the conversion of preferred shares and warrants into common stock.

6. Amount due to a related party

The amount is interest-free, unsecured and repayable on demand.

7. Common stock and preferred stock

Common stock
The Company did not issue any common stock or warrants for the three months ended March 31, 2011. In addition, none of the warrants issued and outstanding were exercised during the same period. The par value of the Company’s common stock is $0.001 per share.

Series A preferred stock
The Company is authorized under its Articles of Incorporation to issue 10,000,000 shares of Series A preferred stock with a par value of $0.001 per share. Each share of the Company’s preferred stock provided the holder with the right to vote 1,000 votes on all matters submitted to a vote of the shareholders of the Company and be convertible into 1,000 shares of the Company’s common stock. The preferred stock is non-participating and carries no dividend.

8. Stock-based compensation

There was no non-cash stock-based compensation recognized for the three months ended March 31, 2011 and 2010.

Green Planet Bioengineering Co., Ltd
Notes to the Condensed Financial Statements
(Unaudited)
(Stated in US Dollars)

There was no warrants activity during the three months ended March 31, 2011. See below chart referencing outstanding warrants as of March 31, 2011:

Number of warrants
		Outstanding			Outstanding
		as of		Granted/	as of
	Exercise	January		forfeited/	March
Month of grant	price	1, 2011	Exercised	cancelled	31, 2011

October 2008	$0.001	152,599	-	-	152,599

9. Commitments and contingencies

None

10. Segment information

Segment information reporting under ASC Topic 280-10 “Segment Reporting” for the Company is no longer applicable as the Company has no business operations.

11. Related party transactions

During the three months ended March 31, 2011, the Company has an increase in an amount due to a related party of $790. For the three months ended March 31, 2010, the Company paid rental expenses of $1,175 to an entity in which a stockholder who is also the Chief Executive Officer and Director of the Company, has a beneficial interest.

12. Subsequent event

None

SELECTED DATA FROM ANNUAL REPORT FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 FOR ACQUIRING COMPANY, ONE BIO, CORP.

Acquisition Company Pro forma

The following is a condensed statement showing the effects of the transaction on the Income Statement and Balance Sheet for fiscal year 2010:

Effects on Income Statement	ONE's Proforma before Transaction	Effects of Transaction		ONE's Actual Balance after Transaction

Non-controlling interest	503,261	(338,742)	(a)	164,519

Net Income of Elevated Throne group	$5,508,311			$5,508,311
Non-controlling interest	503,261			164,519
Net Income attributable to ONE	$5,005,050			$5,343,792

Effects on Balance Sheet	ONE's Proforma Balance Sheet before Transaction	Effects of Transaction		ONE's Actual Balance Sheet after Transaction

Additional paid-in capital	16,144,765	858,857	(b)	17,003,622
Statutory reserve	3,337,705	147,088	(b)	3,484,793
Accumulated other comprehensive income	2,518,185	2,391,413	(b)	4,909,598
Non-controlling interest	3,893,320	(3,397,358)	(b)	495,962

Notes to effects of transaction on Income Statement and Balance Sheet:

(a)           This represents the net income attributable to non-controlling interest previously when Green Planet owned the minority interest share in Elevated Throne via Green Planet. This is no longer attributable to GP upon completion of the transaction during the second quarter of fiscal year 2010.

(b)           Upon completion of the transaction, the equity reserves representing additional paid-in capital, statutory reserve and accumulated other comprehensive income formerly attributable to non-controlling interest are now acquired by ONE.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

WHERE TO OBTAIN MORE INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports and other information required under the Exchange Act with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge. When requesting such materials and information from the SEC, please reference the Company’s SEC file number, which is “000-52622.”

* * * * *